UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers

(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202

(Address of principal executive offices) (Zip code)

Rachel A. Spearo

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

(Name and address of agent for service)

(414) 765-5384

Registrant’s telephone number, including area code

Date of fiscal year end: February 28, 2011

Date of reporting period: August 31, 2010

Item 1. Reports to Stockholders.

Semi-Annual Report

August 31, 2010

Class A

(SNOAX)

Class C

(SNOCX)

Institutional Class

(SNOIX)

Investment Adviser

Snow Capital Management L.P.

2100 Georgetowne Drive, Suite 400

Sewickley, Pennsylvania 15143

Phone: 1-877-SNOWFND (877-766-9363)

To Our Shareholders,

We are writing to provide you with a mid-year update on the performance of the Snow Capital Opportunity Fund (the “Fund”) I-shares. For the 6-month period ended August 31, 2010, the Snow Capital Opportunity Fund I-shares declined by -10.96% compared to a decline of -4.04% for the S&P 500 Index (“S&P 500”) and a -3.31% decrease in the Russell 3000 Value Index.

After a brief period of positive momentum following the market bottom in 2009, markets reversed course during the first half of 2010 as fear and uncertainty once again took hold of investor sentiment. Concerns over a slowing economic recovery coupled with fears of a European credit crisis have many “experts” calling for a double dip in the economy. Uncertainty surrounding regulatory reform of the financial industry added to market turmoil, while the Gulf of Mexico oil spill disaster distressed investors and the public alike. In short, it was an eventful and difficult six months for the equity markets and the Fund.

Our Process and Our Discipline

While we are not happy with our performance over the last six months, we believe our process has the ability to deliver above-average results over the long-term. As per our process, all positions are subjected to continual intense thesis review. For all positions, we have identified thesis catalysts and a timeline for execution. While we are willing to be more patient than the average investor with what we consider deserving companies, each investment must meet high standards to become and to remain a part of our portfolio. All things considered, we have rarely been as confident in our investments as we are at this moment.

U.S. Equities Appear Undervalued

Although many pundits and bloggers have declared a second economic slowdown is on the horizon, we note that a double dip would be rare in historic terms. From our bottom up research we note that company fundamentals and outlooks are far more optimistic than the opinions expressed by economists, pundits, or bloggers. Additionally, several indicators that we track suggest stable to improving fiscal and economic trends, albeit at a more moderate pace than initially forecast.

Corporate bond yields and the volatility index (VIX) are nowhere near the levels recorded during the peak of the financial crisis, yet investor sentiment is almost as negative as it was during the March 2009 lows. Interbank lending rates are at historic norms despite the sovereign debt crisis in the European Union. Interest rate swap spreads have recovered, signifying the health of the financial markets and risk appetite of lenders. Consumer confidence has been improving and industrial production has continued to rise. Single family existing home inventories have retreated to 8.3 months of supply, down from a peak of 11.2 months in 2008; and the Case-Schiller home price composite appears to have hit bottom over a year ago. Additionally, we note that recessions have often been preceded by an inverted yield curve as long-term rates fell below short term rates. Currently, the yield curve is upward sloping and quite steep. Finally, recognizing that the S&P 500 rose 85% from March 9, 2009 through April 23, 2010, it is normal to experience some correction. The above-mentioned data is encouraging, but we concede that until there are signs of stronger job creation the market could remain in its current range. While the most recent employment data was lackluster, we believe robust corporate profits should ultimately lead to payroll growth, but probably at a slower pace than investors would like.

Importantly, valuations remain extremely attractive. Stocks are the cheapest relative to bonds since the early 1950s as measured by earnings yield of the S&P 500 (approximately 8%) versus investment grade corporate bond yields (approximately 5%). We note that although the past is no assurance of future results, the few times this phenomenon has occurred in the past, the market went on to post outsized returns over multi-year periods. As of August 31, 2010, the 10-year treasury yielded 2.5% (versus 3.6% on February 26, 2010), which we believe justifies at least a price-to-earnings multiple of 16 times after adjusting for a conservative equity risk premium. Using this multiple of earnings and the low end of consensus estimates for 2010 earnings per share, we believe the S&P 500 is undervalued. At current levels, we believe that the threat of a double dip is well priced into the market and large potential returns are possible if no double dip materializes.

Portfolio Positioning

We generally invest where expectations are very low. While the speed of an economic recovery is uncertain, we believe that even gradual, restrained improvement should be viewed positively. Just as our portfolio has been punished by fears of a double dip in the year-to-date period, we believe our investments should benefit as those fears subside.

Our derivatives exposure detracted from performance modestly as profits from our normal options activity (covered call writing and naked put writing) were eroded by our investments in instruments that should benefit from a rising interest rate environment (exchange traded funds (ETFs)) that are short long duration treasury bonds).

The net exposure of the portfolio has risen along with our increased perception of value across the market. As market conditions change, we aim to capitalize on our ability to adjust the net exposure.

Looking Forward

At present, the market remains overshadowed by negative sentiment. History tells us that in the long run, valuations rely on earnings and cash flow growth. Currently, corporate balance sheets are flush with cash and companies are well capitalized. Cost cutting initiatives have created significant operating leverage and cash flow, despite tepid sales growth. Cash continues to be hoarded by corporations and individuals alike, earning little to no return in bond and money market funds. However, significant stock buyback programs are now being announced and merger and acquisition activity has started. This use of corporate cash is possibly the catalyst needed to bring institutional and retail investors back to the equity markets.

Meanwhile, many of the “experts” that are predicting a double dip are focused solely on the US economy. By some estimates, non-US sales for the companies represented in the S&P 500 are around 55% of total profits. We therefore believe a further slowdown in the US economy would be partially offset by strength outside the US. Based on current market valuations, it appears as though investors are pricing in something more severe than a shallow recovery or double dip. Similar to the March 2009 bottom, we believe the current pullback provides an excellent buying opportunity for the long term investor.

We Would Like to Thank Our Shareholders for Their Support and Patience

At Snow Capital, we remain committed to our goal of delivering superior long term performance in 2010 and beyond. We are confident that the portfolio is well-positioned, and we remain optimistic about the future. As always, we would like to thank our investors for their continued faith in our process.

Must be preceded or accompanied by a prospectus.

Past performance is not a guarantee of future results.

The views expressed herein are solely the opinions of Snow Capital Management L.P. We make no representations as to their accuracy. This communication is intended for informational purposes only and does not constitute a solicitation to invest money nor a recommendation to buy or sell certain securities. Equity investments are not appropriate for all investors. Individual investment decisions should be discussed with a financial advisor.

Mutual fund investing involves risk. Principal loss is possible. Investments in smaller companies involve additional risks such as limited liquidity and greater volatility. Investments in foreign securities involve political, economic, and currency risks, greater volatility and differences in accounting methods.

Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. The Fund may use options or futures contracts which have the risks of unlimited losses and the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of the securities prices, interest rates, and currency exchange rates. This investment may not be suitable for all investors.

VIX is the ticker symbol for the Chicago Board Options Exchange (CBOE) Volatility Index, which shows the market’s expectation of 30-day volatility. The VIX is a widely used measure of market risk and is often referred to as the “investor fear gauge”. The S&P 500 Index is a broad unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The Russell 3000 Value Index is an unmanaged index of those Russell 3000 companies chosen for their value orientation. The (S&P)/Case-Schiller Home Price Composite Index is a group of indexes that tracks changes in home prices throughout the United States. You cannot invest directly in an index.

Price to Earnings Ratio (P/E) is a common tool for comparing prices of different common stocks and is calculated by dividing the current market price of a stock by the earnings per share. Earnings per share (EPS) is calculated by taking the total earnings divided by the number of shares outstanding. Earnings yield is the earnings per share for the most recent 12 months divided by the current price per share. Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

The Snow Capital Opportunity Fund is distributed by Quasar Distributors, LLC

Snow Capital Opportunity Fund

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, and (2) ongoing costs, including advisory fees, distribution (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (3/1/10 - 8/31/10).

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. If you purchase Class A shares of the Fund you will pay an initial sales charge of 5.25% when you invest. A 1.00% contingent deferred sales charge is imposed on Class C shares redeemed within twelve months. In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. You will be charged a redemption fee equal to 0.50% of the net amount of the redemption if you redeem your shares of the Fund within 30 days of purchase. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of ETFs or other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the Example. The Example includes, but is not limited to, advisory fees, distribution (12b-1) fees, fund administration and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Class A
	Beginning Account Value 3/1/2010	Ending Account Value 8/31/2010	Expenses Paid During Period 3/1/2010 - 8/31/2010*
Actual**	$1,000.00	$889.60	$7.29
Hypothetical (5% return before expenses)***	$1,000.00	$1,017.49	$7.78

*	Expenses are equal to the Fund’s annualized expense ratio of 1.53%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.
**	Including loads, your actual cost of investment in the Fund would be $59.40.
***	Including loads, your hypothetical cost of investment in the Fund would be $59.87.

	Class C
	Beginning Account Value 3/1/2010	Ending Account Value 8/31/2010	Expenses Paid During Period 3/1/2010 - 8/31/2010*
Actual**	$1,000.00	$886.60	$10.79
Hypothetical (5% return before expenses)***	$1,000.00	$1,013.76	$11.52

*	Expenses are equal to the Fund’s annualized expense ratio of 2.27%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.
**	Including loads, your actual cost of investment in the Fund would be $15.55.
***	Including loads, your hypothetical cost of investment in the Fund would be $16.60.

	Institutional Class
	Beginning Account Value 3/1/2010	Ending Account Value 8/31/2010	Expenses Paid During Period 3/1/2010 - 8/31/2010*
Actual	$1,000.00	$890.40	$6.05
Hypothetical (5% return before expenses)	$1,000.00	$1,018.80	$6.46

*	Expenses are equal to the Fund’s annualized expense ratio of 1.27%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Snow Capital Opportunity Fund

Investment Highlights (Unaudited)

The investment objective of the Fund is protection of investment principal and long-term capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in equity securities, including both common and preferred stocks, and shares of other investment companies and ETFs. The Adviser selects investments for the Fund using a bottom-up approach that seeks to identify companies that the Adviser believes are undervalued and are likely to experience a rebound in earnings due to an event or series of events that creates a price to earnings expansion that leads to higher stock price valuations.

Allocation of Portfolio Assets-August 31, 2010 % of Net Assets

Snow Capital Opportunity Fund

Investment Highlights (Unaudited) (Continued)

Average Annual Returns as of August 31, 2010(1)

	One Year	Three Years	Since Inception (4/28/06)
Class A (with sales charge)	(9.21)%	(9.19)%	(4.07)%
Class A (without sales charge)	(4.16)%	(7.53)%	(2.87)%
Class C (with sales charge)	(5.95)%	(8.23)%	(3.59)%
Class C (without sales charge)	(5.00)%	(8.23)%	(3.59)%
Institutional Class	(3.98)%	(7.32)%	(2.65)%
S&P 500 Index	4.91%	(8.66)%	(2.93)%

(1)

With sales charge returns reflect the deduction of the current maximum initial sales charge of 5.25% for Class A and the applicable contingent deferred sales charge for Class C. Returns without sales charges do not reflect the current maximum sales charges. Had the sales charges been included, the returns would have been lower.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained on the Fund’s website at www.snowfunds.com or by calling 1-877-SNOWFND (877-766-9363). The Fund imposes a 0.50% redemption fee on shares held less than thirty days. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made solely on returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

The returns shown in the table above and the following graph assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph below illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date. The graph does not reflect any future performance.

Snow Capital Opportunity Fund

Investment Highlights (Unaudited) (Continued)

The S&P 500 Index includes 500 common stocks, most of which are listed on the New York Stock Exchange. The Index is a market capitalization-weighted index representing approximately two-thirds of the total market value of all domestic common stocks. One cannot invest directly in an index.

(1)	The minimum initial investment for the Institutional Class is $1,000,000.

Snow Capital Opportunity Fund

Schedule of Investments

August 31, 2010 (Unaudited)

	Shares	Value
COMMON STOCKS - 91.32%
Biotechnology - 2.60%
Amgen, Inc.(a)	118,000	$6,022,720

Capital Markets - 2.94%
Bank Of New York Mellon Corp.	281,000	6,819,870

Commercial Banks - 5.00%
Fifth Third Bancorp	229,700	2,538,185
Synovus Financial Corp.	1,277,500	2,631,650
Wells Fargo & Co.	273,000	6,429,150

		11,598,985

Commercial Services & Supplies - 2.89%
Avery Dennison Corp.	206,300	6,708,876

Communications Equipment - 2.57%
Brocade Communications Systems, Inc.(a)	340,000	1,706,800
Cisco Systems, Inc.(a)	42,000	842,100
Nokia OYJ - ADR	399,600	3,420,576

		5,969,476

Diversified Financial Services - 9.95%
Bank of America Corp.	912,815	11,364,547
JP Morgan Chase & Co.(b)	322,490	11,725,736

		23,090,283

Electronic Equipment, Instruments & Components - 2.19%
Agilent Technologies, Inc.(a)	162,000	4,369,140
Echelon Corp.(a)	93,900	710,354

		5,079,494

Energy Equipment & Services - 3.84%
Noble Corp.	80,501	2,505,191
Patterson-UTI Energy, Inc.	433,660	6,400,822

		8,906,013

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund

Schedule of Investments (Continued)

August 31, 2010 (Unaudited)

	Shares	Value
Food & Staples Retailing - 1.61%
Safeway, Inc.	199,000	$3,741,200

Health Care Providers & Services - 8.42%
Community Health Systems, Inc.(a)	265,000	6,908,550
Health Net Inc.(a)	228,540	5,457,535
LifePoint Hospitals, Inc.(a)	91,000	2,768,220
RehabCare Group, Inc.(a)	70,000	1,159,200
Wellpoint, Inc.(a)	65,000	3,229,200

		19,522,705

Independent Power Producers & Energy Traders - 0.49%
Mirant Corp.(a)	116,500	1,130,050

Industrial Conglomerates - 4.14%
General Electric Co.(b)	663,880	9,612,982

Insurance - 12.59%
Allstate Corp.	192,054	5,300,690
Genworth Financial, Inc.(a)	131,200	1,420,896
Hartford Financial Services Group Inc.	278,000	5,604,480
MetLife, Inc.	181,000	6,805,600
Unum Group	167,960	3,367,598
XL Group PLC(b)	373,500	6,689,385

		29,188,649

Internet Software & Services - 1.75%
eBay, Inc.(a)	175,000	4,067,000

Machinery - 3.35%
Ingersoll-Rand PLC	205,000	6,668,650
Terex Corp.(a)	60,000	1,092,600

		7,761,250

Metals & Mining - 3.18%
Alcoa, Inc.	488,720	4,989,831
Nucor Corp.	65,000	2,390,700

		7,380,531

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund

Schedule of Investments (Continued)

August 31, 2010 (Unaudited)

	Shares	Value
Multiline Retail - 3.35%
Macy’s, Inc.	400,000	$7,776,000

Oil, Gas & Consumable Fuels - 5.27%
ConocoPhillips	105,080	5,509,345
Marathon Oil Corp.	220,500	6,723,045

		12,232,390

Pharmaceuticals - 3.96%
Pfizer, Inc.	576,510	9,183,804

Software - 4.48%
Cadence Design System, Inc.(a)	700,000	4,760,000
Microsoft Corp.	240,000	5,635,200

		10,395,200

Specialty Retail - 6.31%
American Eagle Outfitters, Inc.	175,500	2,218,320
Christopher & Banks Corp.	50,000	322,000
The Gap, Inc.	201,290	3,399,788
Lowe’s Cos, Inc.	195,000	3,958,500
Men’s Wearhouse, Inc.	140,000	2,699,200
Office Depot, Inc.(a)	595,000	2,028,950

		14,626,758

Thrifts & Mortgage Finance - 0.44%
MGIC Investment Corp.(a)	140,600	1,015,132

TOTAL COMMON STOCKS (Cost $236,645,054)		$211,829,368

EXCHANGE-TRADED FUNDS - 1.75%
ProShares UltraShort 20+ Year Treasury Fund(a)	134,700	4,047,735

TOTAL EXCHANGE-TRADED FUNDS (Cost $6,435,160)		$4,047,735

REAL ESTATE INVESTMENT TRUSTS - 0.94%
Annaly Capital Management, Inc.	125,000	$2,172,500

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $2,163,507)		2,172,500

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund

Schedule of Investments (Continued)

August 31, 2010 (Unaudited)

	Contracts	Value
PURCHASED OPTIONS - 0.43%
Call Options - 0.43%
Allstate Corp.
Expiration: January, 2012, Exercise Price: $30.000	200	$63,500
Expiration: January, 2012, Exercise Price: $35.000	200	33,000
Avery Dennison Corp.
Expiration: January, 2011, Exercise Price: $40.000	5	225
Bank of America Corp.
Expiration: January, 2011, Exercise Price: $19.000	1,000	7,000
Brocade Communications Systems, Inc.
Expiration: January, 2011, Exercise Price: $7.500	1,143	11,430
Expiration: January, 2012, Exercise Price: $5.000	1,250	131,250
Expiration: January, 2012, Exercise Price: $7.500	813	30,081
Cisco Systems, Inc.
Expiration: January, 2012, Exercise Price: $22.500	600	142,200
eBay, Inc.
Expiration: January, 2011, Exercise Price: $22.500	414	100,188
General Electric Co.
Expiration: January, 2012, Exercise Price: $17.500	1,200	128,400
Ingersoll-Rand PLC
Expiration: September, 2010, Exercise Price: $32.500	200	17,000
Expiration: January, 2012, Exercise Price: $45.000	209	35,530
Pfizer, Inc.
Expiration: January, 2012, Exercise Price: $15.000	982	245,500
Transocean Ltd.
Expiration: November, 2010, Exercise Price: $55.000	200	56,800
Valero Energy Corp.
Expiration: September, 2010, Exercise Price: $17.000	400	6,000

Total Call Options		1,008,104

TOTAL PURCHASED OPTIONS (Cost $1,847,618)		1,008,104

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund

Schedule of Investments (Continued)

August 31, 2010 (Unaudited)

	Principal Amount	Value
SHORT-TERM INVESTMENTS - 6.55%
Money Market Funds - 6.55%
Fidelity Institutional Government Portfolio - Class I	$15,200,810	$15,200,810

TOTAL SHORT-TERM INVESTMENTS (Cost $15,200,810)		15,200,810

Total Investments (Cost $262,292,149) - 100.99%		234,258,517
Liabilities in Excess of Other Assets - (0.99)%		(2,302,227)

TOTAL NET ASSETS - 100.00%		$231,956,290

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	A portion of this security is pledged as collateral for options written.

The Schedule of Investments incorporates the Global Industry Classification Standard (GICS®). GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund

Schedule of Options Written

August 31, 2010 (Unaudited)

	Contracts	Value
CALL OPTIONS
Christopher & Banks Corp.
Expiration: December, 2010, Exercise Price: $7.50	500	$20,000
Community Health Systems, Inc.
Expiration: September, 2010, Exercise Price: $45.00	200	500
Echelon Corp.
Expiration: September, 2010, Exercise Price: $7.50	160	6,400
Expiration: November, 2010, Exercise Price: $7.50	400	34,000
General Electric Co.
Expiration: September, 2010, Exercise Price: $18.00	578	578
Expiration: September, 2010, Exercise Price: $19.00	130	130
Ingersoll-Rand PLC
Expiration: September, 2010, Exercise Price: $45.00	300	750
Lowe’s Cos, Inc.
Expiration: October, 2010, Exercise Price: $29.00	300	300
RehabCare Group, Inc.
Expiration: December, 2010, Exercise Price: $20.00	300	21,000
Synovus Financial Corp.
Expiration: November, 2010, Exercise Price: $4.00	200	500
Expiration: January, 2011, Exercise Price: $3.00	250	1,875
Terex Corp.
Expiration: January, 2011, Exercise Price: $25.00	400	20,000

		106,033

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund

Schedule of Options Written (Continued)

August 31, 2010 (Unaudited)

	Contracts	Value
PUT OPTIONS
Bank of New York Mellon Corp.
Expiration: September, 2010, Exercise Price: $29.00	150	$71,625
Expiration: September, 2010, Exercise Price: $31.00	40	28,200
Best Buy Co., Inc.
Expiration: September, 2010, Exercise Price: $35.00	400	150,000
BP PLC
Expiration: January, 2011, Exercise Price: $12.50	176	2,112
Expiration: January, 2011, Exercise Price: $30.00	200	37,400
eBay, Inc.
Expiration: October, 2010, Exercise Price: $24.00	200	30,000
Expiration: January, 2011, Exercise Price: $20.00	414	41,400
Genworth Financial Inc.
Expiration: September, 2010, Exercise Price: $15.00	588	246,960
Expiration: September, 2010, Exercise Price: $16.00	700	364,000
MetLife, Inc.
Expiration: September, 2010, Exercise Price: $38.00	200	28,800
S&P 500 Index
Expiration: December, 2010, Exercise Price: $900.00	20	43,200
Terex Corp.
Expiration: October, 2010, Exercise Price: $15.00	300	11,250
Transocean Ltd.
Expiration: January, 2011, Exercise Price: $47.50	400	189,000

		1,243,947

Total Options Written (Premiums received $1,057,843)		$1,349,980

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund

Statement of Assets & Liabilities

August 31, 2010 (Unaudited)

ASSETS
Investments, at value (cost $262,292,149)	$234,258,517
Dividends and interest receivable	354,861
Receivable for Fund shares sold	362,598
Other assets	32,871

TOTAL ASSETS	235,008,847

LIABILITIES
Written options, at value (premiums received $1,057,843)	1,349,980
Payable for investments purchased	859,205
Payable for Fund shares redeemed	280,334
Payable to Adviser	204,615
Payable for distribution fees	144,228
Payable to affiliates	122,472
Payable for shareholder servicing fees	60,551
Accrued expenses and other liabilities	31,172

TOTAL LIABILITIES	3,052,557

NET ASSETS	$231,956,290

Net assets consist of:
Paid-in capital	$322,928,019
Accumulated net investment income	101,234
Accumulated net realized loss	(62,747,194)
Net unrealized appreciation (depreciation) on: Investments	(27,194,118)
Option contracts	(1,131,651)

NET ASSETS	$231,956,290

CLASS A SHARES
Net assets	$89,462,315
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	5,551,349
Net asset value and redemption price per share(1)	$16.12
Maximum offering price per share ($16.12/0.9475)(2)	$17.01

CLASS C SHARES
Net assets	$49,551,244
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	3,139,008
Net asset value, redemption price and offering price per share(1)(3)	$15.79

INSTITUTIONAL CLASS SHARES
Net assets	$92,942,731
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	5,749,660
Net asset value and redemption price price per share(1)	$16.16

(1)	If applicable, redemption price per share may be reduced by a 0.50% redemption fee for shares redeemed within thirty days of purchase.
(2)	Reflects a maximum sales charge of 5.25%.
(3)	A contingent deferred sales charge (“CDSC”) of 1.00% may be charged on shares redeemed within twelve months of purchase.

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund

Statement of Operations

For the Six Months Ended August 31, 2010 (Unaudited)

INVESTMENT INCOME
Dividend income(1)	$1,672,891
Interest income	16,646

TOTAL INVESTMENT INCOME	1,689,537

EXPENSES
Investment advisory fees	1,290,230
Distribution fees - Class C	212,399
Administration fees	126,794
Distribution fees - Class A	119,837
Transfer agent fees and expenses	72,608
Shareholder servicing fees - Class C	70,800
Fund accounting fees	51,571
Federal and state registration fees	24,640
Reports to shareholders	22,000
Custody fees	18,990
Audit and tax fees	14,536
Legal fees	7,448
Chief compliance officer fees and expenses	2,664
Trustees’ fees and related expenses	2,344
Other expenses	10,776

NET EXPENSES	2,047,637

NET INVESTMENT LOSS	(358,100)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	(7,273,090)
Option contracts expired or closed	2,424,627
Net change in unrealized depreciation on:
Investments	(24,828,054)
Option contracts	(2,066,830)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(31,743,347)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(32,101,447)

(1)	Net of $27,555 in foreign withholding tax.

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund

Statement of Changes in Net Assets

	Six Months Ended August 31, 2010 (Unaudited)	Year Ended February 28, 2010

FROM OPERATIONS
Net investment income (loss)	$(358,100)	$459,334
Net realized gain (loss) on:
Investments	(7,273,090)	(19,217,632)
Option contracts expired or closed	2,424,627	3,728,249
Net change in unrealized appreciation (depreciation) on:
Investments	(24,828,054)	110,427,410
Option contracts	(2,066,830)	769,031

Net increase (decrease) in net assets from operations	(32,101,447)	96,166,392

FROM DISTRIBUTIONS
Net investment income - Class A	—	(944,745)
Net investment income - Class C	—	(391,078)
Net investment income - Institutional Class	—	(1,384,547)

Net decrease in net assets resulting from distributions paid	—	(2,720,370)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold - Class A	39,165,926	26,660,547
Proceeds from shares sold - Class C	9,038,865	13,581,991
Proceeds from shares sold - Institutional Class	22,541,204	37,114,463
Net asset value of shares issued to shareholders in payment of distributions declared - Class A	—	575,825
Net asset value of shares issued to shareholders in payment of distributions declared - Class C	—	342,496
Net asset value of shares issued to shareholders in payment of distributions declared - Institutional Class	—	1,190,819
Payments for shares redeemed - Class A(1)	(7,865,304)	(10,464,001)
Payments for shares redeemed - Class C(2)	(5,819,459)	(9,804,546)
Payments for shares redeemed - Institutional Class(3)	(12,074,777)	(22,335,408)

Net increase in net assets from capital share transactions	44,986,455	36,862,186

TOTAL INCREASE IN NET ASSETS	12,885,008	130,308,208
NET ASSETS:
Beginning of Period	$219,071,282	88,763,074

End of Period	$231,956,290	$219,071,282

ACCUMULATED NET INVESTMENT INCOME	$101,234	$459,334

(1)	Net of redemption fees of $784 and $54 for the period ended August 31, 2010 and February 28, 2010, respectively.
(2)	Net of redemption fees of $243 and $19 for the period ended August 31, 2010 and February 28, 2010, respectively.
(3)	Net of redemption fees of $1,496 and $589 for the period ended August 31, 2010 and February 28, 2010, respectively.

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund - Class A

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Six Months Ended August 31, 2010 (Unaudited)		Year Ended February 28, 2010	Year Ended February 28, 2009	Year Ended February 29, 2008	Period Ended February 28, 2007(1)

Net Asset Value, Beginning of Period	$18.12		$8.70	$19.32	$21.74	$20.00

Income from investment operations:
Net investment income (loss)	(0.02	)(2)	0.05 (2)	0.24 (2)	0.43 (2)	0.04 (3)
Net realized and unrealized gain (loss) on investments	(1.98)		9.63	(10.39)	(2.18)	1.71

Total from investment operations	(2.00)		9.68	(10.15)	(1.75)	1.75

Less distributions paid:
From net investment income	—		(0.26)	—	(0.32)	(0.01)
From net realized gain on investments	—		—	(0.47)	(0.35)	—

Total distributions paid	—		(0.26)	(0.47)	(0.67)	(0.01)

Paid-in capital from redemption fees (Note 2)	0.00	(4)	0.00 (4)	0.00 (4)	0.00 (4)	0.00 (4)

Net Asset Value, End of Period	$16.12		$18.12	$8.70	$19.32	$21.74

Total return(5)(6)	(11.04)%		111.50%	(53.05)%	(8.24)%	8.73%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$89,462		$71,389	$26,463	$70,835	$50,624
Ratio of expenses to average net assets
Before waivers, reimbursements and recoupments of expenses(7)	1.53%		1.60%	1.58%	1.58%	1.79%
After waivers, reimbursements and recoupments of expenses(7)	1.53%		1.60%	1.58%	1.59%	1.75%
Ratio of net investment income (loss) to average net assets
Before waivers, reimbursements and recoupments of expenses(7)	(0.21)%		0.32%	1.53%	1.97%	0.30%
After waivers, reimbursements and recoupments of expenses(7)	(0.21)%		0.32%	1.53%	1.96%	0.34%
Portfolio turnover rate(6)	18.07%		61.04%	71.52%	36.20%	10.27%

(1)	Fund commenced operations on April 28, 2006.
(2)	Per share net investment income was calculated using average shares outstanding.
(3)	Per share net investment income was calculated prior to tax adjustments.
(4)	Less than 0.5 cent per share.
(5)	Based on net asset value, which does not reflect the sales charge.
(6)	Not annualized for periods less than a full year.
(7)	Annualized for periods less than a full year.

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund - Class C

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Six Months Ended August 31, 2010 (Unaudited)		Year Ended February 28, 2010		Year Ended February 28, 2009	Year Ended February 29, 2008	Period Ended February 28, 2007(1)

Net Asset Value, Beginning of Period	$17.81		$8.57		$19.20	$21.62	$20.00

Income from investment operations:
Net investment income (loss)	(0.09	)(2)	(0.05	)(2)	0.12 (2)	0.26 (2)	(0.04	)(3)
Net realized and unrealized gain (loss) on investments	(1.93)		9.44		(10.29)	(2.15)	1.66

Total from investment operations	(2.02)		9.39		(10.17)	(1.89)	1.62

Less distributions paid:
From net investment income	—		(0.15)		—	(0.19)	—
From net realized gain on investments	—		—		(0.47)	(0.35)	—

Total distributions paid	—		(0.15)		(0.47)	(0.54)	—

Paid-in capital from redemption fees (Note 2)	0.00	(4)	0.00	(4)	0.01	0.01	0.00	(4)

Net Asset Value, End of Period	$15.79		$17.81		$8.57	$19.20	$21.62

Total return(5)(6)	(11.34)%		109.55%		(53.38)%	(8.85)%	8.10%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$49,551		$52,980		$24,408	$74,767	$48,369
Ratio of expenses to average net assets
Before waivers, reimbursements and recoupments of expenses(7)	2.27%		2.35%		2.33%	2.33%	2.54%
After waivers, reimbursements and recoupments of expenses(7)	2.27%		2.35%		2.33%	2.33%	2.50%
Ratio of net investment income (loss) to average net assets
Before waivers, reimbursements and recoupments of expenses(7)	(0.97)%		(0.35)%		0.75%	1.22%	(0.44)%
After waivers, reimbursements and recoupments of expenses(7)	(0.97)%		(0.35)%		0.75%	1.21%	(0.40)%
Portfolio turnover rate(6)	18.07%		61.04%		71.52%	36.20%	10.27%

(1)	Fund commenced operations on April 28, 2006.
(2)	Per share net investment income was calculated using average shares outstanding.
(3)	Per share net investment income was calculated prior to tax adjustments.
(4)	Less than 0.5 cent per share.
(5)	Based on net asset value, which does not reflect the sales charge.
(6)	Not annualized for periods less than a full year.
(7)	Annualized for periods less than a full year.

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund - Institutional Class

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Six Months Ended August 31, 2010 (Unaudited)		Year Ended February 28, 2010	Year Ended 2/29/2009	Year Ended February 29, 2008	Period Ended February 28, 2007(1)

Net Asset Value, Beginning of Period	$18.15		$8.70	$19.34	$21.76	$20.00

Income from investment operations:
Net investment income	0.00	(2)(4)	0.10 (2)	0.28 (2)	0.44 (2)	0.06 (3)
Net realized and unrealized gain (loss) on investments	(1.99)		9.64	(10.42)	(2.15)	1.73

Total from investment operations	(1.99)		9.74	(10.14)	(1.71)	1.79

Less distributions paid:
From net investment income	—		(0.29)	(0.03)	(0.37)	(0.03)
From net realized gain on investments	—		—	(0.47)	(0.35)	—

Total distributions paid	—		(0.29)	(0.50)	(0.72)	(0.03)

Paid-in capital from redemption fees (Note 2)	0.00	(4)	0.00 (4)	0.00 (4)	0.01	0.00 (4)

Net Asset Value, End of Period	$16.16		$18.15	$8.70	$19.34	$21.76

Total return(5)	(10.96)%		111.96%	(52.94)%	(8.04)%	8.94%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$92,943		$94,703	$37,891	$104,476	$39,481
Ratio of expenses to average net assets
Before waivers, reimbursements and recoupments of expenses(6)	1.27%		1.35%	1.33%	1.34%	1.54%
After waivers, reimbursements and recoupments of expenses(6)	1.27%		1.35%	1.33%	1.35%	1.50%
Ratio of net investment income to average net assets
Before waivers, reimbursements and recoupments of expenses(6)	0.03%		0.61%	1.78%	2.03%	0.56%
After waivers, reimbursements and recoupments of expenses(6)	0.03%		0.61%	1.78%	2.02%	0.60%
Portfolio turnover rate(5)	18.07%		61.04%	71.52%	36.20%	10.27%

(1)	Fund commenced operations on April 28, 2006.
(2)	Per share net investment income was calculated using average shares outstanding.
(3)	Per share net investment income was calculated prior to tax adjustments.
(4)	Less than 0.5 cent per share.
(5)	Not annualized for periods less than a full year.
(6)	Annualized for periods less than a full year.

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund

Notes to Financial Statements

August 31, 2010 (Unaudited)

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Snow Capital Opportunity Fund (the “Fund”) represents a distinct portfolio with its own investment objectives and policies within the Trust. The investment objective of the Fund is protection of investment principal and long-term capital appreciation. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Trust are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Trust has designated three classes of Fund shares: Class A, Class C and Institutional Class. The three classes differ principally in their respective distribution expenses and arrangements as well as their respective sales and redemption fee arrangements. All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Class A shares are subject to an initial maximum sales charge of 5.25% imposed at the time of purchase. The sales charge declines as the amount purchased increases in accordance with the Fund’s prospectus. Class A shares are subject to a contingent deferred sales charge for purchases made at the $1,000,000 breakpoint that are redeemed within twelve months of purchase. Class C shares are subject to a contingent deferred sales charge for redemptions made within twelve months of purchase, in accordance with the Fund’s prospectus. The contingent deferred sales charge is 1.00% of the lesser of the original purchase price or the value of shares being redeemed. Institutional Class shares are no-load shares. The Fund became effective and commenced operations on April 28, 2006. Costs incurred by the Fund in connection with the organization, registration and the initial public offering of shares were paid by Snow Capital Management L.P. (the “Adviser”).

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a)	Investment Valuation

The Fund’s securities, including American Depositary Receipts (“ADRs”), which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price. Securities that are traded on more than one exchange are valued on the exchange determined by the Adviser to be the primary market. Securities primarily traded in the National Association of Securities Dealers Automated Quotation (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter (“OTC”) securities that are not traded in the NASDAQ National Market System shall be valued at the most recent trade price.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.

When market quotations are not readily available, any security or other asset is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees. These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value at the close of the business day. The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.

The Fund has adopted Statement of Financial Accounting Standard, “Fair Value Measurements and Disclosures” (“Fair Value Measurements”) and FASB Staff Position “Determining Fair Value when the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identified Transactions that are not Orderly” (“Determining Fair Value”). Determining Fair Value clarifies Fair Value Measurements and requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value. Determining Fair Value also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types. Fair Value Measurements requires the Fund to classify its securities based on valuation method. These inputs are summarized in the three broad levels listed below:

•	Level 1 – Quoted prices in active markets for identical securities.
•	Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of August 31, 2010:

	Level 1	Level 2	Level 3	Total
Assets:
Equity
Consumer Discretionary	$22,402,758	$—	$—	$22,402,758
Consumer Staples	3,741,200	—	—	3,741,200
Energy	21,138,402	—	—	21,138,402
Financials	73,885,420	—	—	73,885,420
Health Care	34,729,230	—	—	34,729,230
Industrials	24,083,108	—	—	24,083,108
Information Technology	25,511,169	—	—	25,511,169
Investment Companies	4,047,735	—	—	4,047,735
Materials	7,380,531	—	—	7,380,531
Utilities	1,130,050	—	—	1,130,050

Total Equity	218,049,603	—	—	218,049,603
Purchased Options	1,008,104	—	—	2,929,880

Short-Term Investments	15,200,810	—	—	15,200,810

Total Investments in Securities	$234,258,517	$—	$—	$236,180,293

Liabilities:
Written Options	$1,349,980	$—	$—	$1,349,980

In March 2008, Statement of Financial Accounting Standards, “Disclosures about Derivative Instruments and Hedging Activities” was issued and is effective for interim and annual periods beginning after November 15, 2008. Disclosures about Derivative Instruments and Hedging Activities is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

The Fund may use certain options and futures contracts and options on futures contracts (collectively, “Derivative Instruments”) as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of the Fund’s position, to create a synthetic money market position, for certain tax-related purposes and to effect closing transactions.

Options and futures prices can diverge from the prices of their underlying instruments. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded and from imposition of daily price fluctuation limits or trading halts.

The fair value of derivative instruments as reported within the Statement of Assets and Liabilities as of August 31, 2010 was as follows:

Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value
Purchased Options	Assets; Investments	$1,008,104
Written options	Liabilities; Written options	1,349,980

Total		$2,358,084

The effect of derivative instruments on the Statement of Operations for the six months ended August 31, 2010 was as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Statement of Operations Location	Six Months Ended August 31, 2010
Purchased Options	Net realized gain (loss) on options contracts expired or closed	$22,235
Written Options	Net realized gain (loss) on options contracts expired or closed	2,402,392

Total		$2,424,627

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Statement of Operations Location	Six Months Ended August 31, 2010
Purchased Options	Net change in unrealized appreciation on option contracts	$(1,313,526)
Written Options	Net change in unrealized appreciation on option contracts	(753,304)

Total		$(2,066,830)

(b)	Options

The Fund may purchase and write call or put options on securities and indices and enter into related closing transactions. As a holder of a call option, the Fund has the right, but not the obligation, to purchase a security at the exercise price during the exercise period. As the writer of a call option, the Fund has the obligation to sell the security at the exercise price during the exercise period. As a holder of a put option, the Fund has the right, but not the obligation, to sell a security at the exercise price during the exercise period. As the writer of a put option, the Fund has the obligation to buy the underlying security at the exercise price during the exercise period.

The premium that the Fund pays when purchasing an option or receives when writing an option will reflect, among other things, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period, current interest rates and supply and demand factors. The premium is the market value of an option at the time the contract trade is executed.

A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

Transactions in options written during the six months ended August 31, 2010 were as follows:

	Call Options
	Contracts	Premiums
Outstanding, beginning of period	4,372	$439,035
Options written	15,098	1,003,318
Options terminated in closing transactions	(850)	(98,571)
Options exercised	(3,525)	(218,402)
Options expired	(11,377)	(828,976)

Outstanding, end of period	3,718	$296,404

	Put Options
	Contracts	Premiums
Outstanding, beginning of period	10,051	$1,519,003
Options written	15,194	1,966,867
Options terminated in closing transactions	(623)	(111,485)
Options exercised	(8,846)	(859,940)
Options expired	(11,988)	(1,753,006)

Outstanding, end of period	3,788	$761,439

(c)	Federal Income Taxes

The Fund complies with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

(d)	Distributions to Shareholders

The Fund will distribute any net investment income and any net realized long- or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

The amount of the dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment.

(e)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(f)	Share Valuation

The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The Fund charges a 0.50% redemption fee on shares held less than thirty days. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as an increase in paid-in capital and such fees become part of the Fund’s daily NAV calculation. Redemption fees of $662 and $2,523 were charged by the Fund during the year ended February 28, 2010 and six months ended August 31, 2010, respectively.

(g)	Expenses

Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

Expenses directly attributable to a class of shares, which presently only include 12b-l distributions and service fees, are recorded to the specific class.

(h)	Other

Investment transactions are recorded on the trade date. The Fund determines the gain or loss from investment transactions on the identified cost basis by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

(3)	Federal Tax Matters

The tax character of distributions paid were as follows:

	Year Ended February 28, 2010	Year Ended February 28, 2009
Ordinary Income	$2,720,370	$4,295,004
Long-Term Capital Gain	$—	$1,001,745

As of February 28, 2010, the components of accumulated earnings on a tax basis were as follows:

Cost basis of investments for federal income tax purposes	$224,088,872

Gross tax unrealized appreciation	30,461,453
Gross tax unrealized depreciation	(34,640,512)

Net tax unrealized depreciation	(4,179,059)

Undistributed ordinary income	459,334
Undistributed long-term capital gain	—

Total distributable earnings	459,334

Other accumulated losses	(55,150,557)

Total accumulated losses	$(58,870,282)

The difference between book basis and tax basis of investments is attributable to deferral of losses on wash sales.

At February 28, 2010, the Fund had accumulated net realized capital loss carryovers of $21,490,325 and $33,601,184, which will expire on February 28, 2017 and February 28, 2018, respectively. To the extent the Fund realizes future net capital gains, taxable distributions to its shareholders will be offset by any unused capital loss carryover.

At February 28, 2010, the Fund deferred, on a tax basis, post-October losses of $59,048.

In July 2006, the Financial Accounting Standards Board (“FASB”) issued, “Accounting for Uncertainty in Income Taxes”. Accounting for Uncertainty in Income Taxes addresses the accounting for uncertainty in income taxes and establishes for all entities, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction). The Fund recognizes tax benefits only if it is more likely than not that a tax position (including the Fund’s assertion that its income is exempt from tax) will be sustained upon examination. The Fund had no material uncertain tax positions and has not recorded a liability for unrecognized tax benefits as of February 28, 2010. Also, the Fund had recognized no interest and penalties related to uncertain tax benefits in fiscal 2010. At February 28, 2010, the fiscal years 2007 through 2010 remain open to examination in the Fund’s major tax jurisdictions.

(4)	Investment Adviser

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Fund. Under the terms of the Agreement, the Trust, on behalf of the Fund, compensates the Adviser for its management services at the annual rate of 1.00% of the Fund’s average daily net assets.

The Adviser has agreed to waive its management fees and/or reimburse the Fund’s other expenses at least through August 31, 2011 to the extent necessary to ensure that the Fund’s total annual operating expenses (exclusive of front-end or contingent deferred sales loads, taxes, leverage, interest, brokerage commissions, acquired fund fees and expenses, dividends and interest on short positions, expenses incurred in connections with any merger or reorganization and extraordinary items) do not exceed 1.75%, 2.50% and 1.50% of the Fund’s average daily net assets for the Class A, Class C and Institutional Class shares, respectively (each, an “Expense Limitation Cap”). Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Fund’s Expense Limitation Cap, provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.

(5)	Distribution and Shareholder Servicing Plan

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), on behalf of the Fund, which authorizes it to pay Quasar Distributors, LLC (the “Distributor”) a distribution fee of 0.25% and 0.75% of the Fund’s average daily net assets of Class A and Class C shares, respectively, for services to prospective Fund shareholders and distribution of Fund shares, and 0.25% of the Fund’s average daily net assets of Class C shares for shareholder servicing. During the six months ended August 31, 2010, the Fund accrued expenses of $119,837 and $212,399 for Class A and Class C, respectively, pursuant to the 12b-1 Plan, and $70,800 for Class C for shareholder servicing.

(6)	Related Party Transactions

A Trustee of the Trust is affiliated with U.S. Bancorp Fund Services, LLC and U.S. Bank, N.A., which provide accounting, administration, transfer agency and custodian services to the Fund. This same Trustee is an interested person of the Distributor.

(7)	Capital Share Transactions

Transactions in shares of the Fund were as follows:

Snow Capital Opportunity Fund – Class A Shares	Six Months Ended August 31, 2010	Year Ended February 28, 2010
Shares sold	2,056,623	1,558,124
Shares issued to holders in reinvestment of distributions	—	31,919
Shares redeemed	(445,848)	(692,838)

Net increase	1,610,775	897,205

Snow Capital Opportunity Fund – Class C Shares	Six Months Ended August 31, 2010	Year Ended February 28, 2010
Shares sold	489,359	792,824
Shares issued to holders in reinvestment of distributions	—	19,285
Shares redeemed	(324,837)	(684,612)

Net increase	164,522	127,497

Snow Capital Opportunity Fund – Institutional Class Shares	Six Months Ended August 31, 2010	Year Ended February 28, 2010
Shares sold	1,214,840	2,337,426
Shares issued to holders in reinvestment of distributions	—	65,900
Shares redeemed	(682,898)	(1,539,647)

Net increase	531,942	863,679

(8)	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the six months ended August 31, 2010, were $99,584,873 and $40,256,450, respectively. There were no purchases or sales of U.S. government securities for the Fund.

BASIS FOR TRUSTEES’ APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on August 10, 2010 to consider the renewal of the Investment Advisory Agreement (the “Agreement”) between the Snow Capital Opportunity Fund (the “Fund”), a series of the Trust, and Snow Capital Management L.P., the Fund’s investment adviser (the “Adviser”). In advance of the meeting, the Trustees requested and received materials to assist them in considering the renewal of the Agreement. The materials provided contained information with respect to the factors enumerated below, including the Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Agreement, detailed comparative information relating to the Fund’s performance, as well as the advisory fees and other expenses of the Fund, due diligence materials relating to the Adviser (including a due diligence questionnaire completed on behalf of the Fund by the Adviser, the Adviser’s Form ADV, select financial statements of the Adviser, information with respect to insurance arrangements and regulatory examinations, bibliographic information of the Adviser’s key management and compliance personnel, comparative fee information for the Fund and the Adviser’s other separately-managed accounts and a summary detailing key provisions of the Adviser’s written compliance program) and other pertinent information. The Trustees also received information periodically throughout the year that was relevant to the Agreement renewal process, including performance, management fee and other expense information and also received information directly from senior members of the Adviser. Based on their evaluation of the information provided by the Adviser, in conjunction with the Fund’s other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the continuation of the Agreement until August 31, 2011.

DISCUSSION OF FACTORS CONSIDERED

In considering the renewal of the Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.	NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUND.

The Trustees considered the nature, extent and quality of services provided by the Adviser to the Fund and the time devoted by the Adviser’s staff to the Fund’s operations. The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of the portfolio managers and other key personnel at the Adviser involved in the day-to-day activities of the Fund. The Trustees also discussed the Adviser’s marketing activity and commitment to Fund growth. The Trustees reviewed the structure of the Adviser’s compliance policies and procedures and any material compliance issues during the prior year with respect to the Fund and material changes made in the Adviser’s compliance policies and procedures. The Trustees noted that during the course of the prior year they had met with senior members of the Adviser in person to discuss various performance, marketing and compliance issues. The Trustees also noted any services that extended beyond portfolio management, and they considered the trading capability of the Adviser. The Trustees discussed in detail the Adviser’s handling of compliance matters, including the reports of the Fund’s chief compliance officer to the Trustees on the effectiveness of the Adviser’s compliance program. The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreement and that the nature, overall quality and extent of the management services provided to the Fund, as well as the Adviser’s compliance policies and procedures, were satisfactory and reliable.

2.	INVESTMENT PERFORMANCE OF THE ADVISER AND THE FUND.

The Trustees discussed the Fund’s performance for the five-month, one-year and three-year periods ended May 31, 2010, and the overall performance by the Adviser since the inception of the Fund on April 28, 2006. In assessing the quality of the portfolio management services delivered by the Adviser, the Trustees also compared the short-term and long-term performance of the Fund on both an absolute basis and in comparison to a benchmark index, the S&P 500 Index. The Trustees also reviewed information on the historical performance of other separately-managed accounts of the Adviser that were similar to the Fund in terms of their underlying investment philosophy and considered information provided by the Adviser concerning the differences in strategies used in managing the Fund versus these separately-managed accounts. The Board noted that for all periods covered, the Fund’s performance was higher than its benchmark index. After considering all of the information, including the Adviser’s explanation of its strategic decisions with respect to the implementation of the Fund’s investment strategy and the Adviser’s outlook for the investment performance of the Fund, the Trustees concluded that the performance obtained by the Adviser for the Fund was satisfactory under current market conditions. Although past performance is not a guarantee or indication of future results, the Trustees determined that the Fund and its shareholders were likely to benefit from the Adviser’s continued management.

3.	COSTS OF SERVICES AND PROFITS REALIZED BY THE ADVISER.

The Trustees considered the cost of services and the structure of the Adviser’s fees, including a review of the expense analyses and other pertinent material with respect to the Fund. The Trustees reviewed extensively the related statistical information and other materials provided, including the comparative expenses, components and peer group selections. The Trustees considered the cost structure of the Fund relative to a peer group of multi-cap value funds, as constructed by data provided by Lipper, Inc., and the Adviser’s separately-managed accounts, as well as the fee waivers and expense reimbursements of the Adviser.

The Trustees also considered the overall profitability of the Adviser, reviewing the Adviser’s financial information and noted that the Adviser had subsidized the Fund’s operations following the Fund’s inception and had fully recouped those subsidies. The Trustees also examined the level of profits that could be expected to accrue to the Adviser from the fees payable under the Agreement, as well as the Fund’s brokerage commissions and use of soft dollars by the Adviser. These considerations were based on materials requested by the Trustees and the Fund’s administrator specifically for the August 10, 2010 meeting at which the Agreement was formally considered, as well as the presentations made by the Adviser over the course of the year.

The Trustees noted that the Fund’s contractual management fee of 1.000% was higher than its peer group median of 0.745%, but below the peer group high of 1.350%. Looking at the Fund’s Institutional share class, the Trustees also noted that total expenses (net of fee waivers and expense reimbursements) of 1.349% were higher than the peer group median of 0.972%, but slightly below the peer group high of 1.350%. The Trustees also compared the fees paid by the Fund to the fees paid by other separately-managed accounts of the Adviser that were similar to the Fund in terms of their underlying investment philosophy and noted that the Fund’s expenses appeared to be within a reasonable range of these other separately-managed accounts.

The Trustees concluded that the Fund’s expenses and the fees paid to the Adviser were fair and reasonable in light of the comparative performance and expense and advisory fee information. The Trustees further concluded that the Adviser’s profit from sponsoring the Fund had not been, and currently was not, excessive and that the Adviser had maintained adequate profit levels to support the services to the Fund.

4.	EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS.

The Trustees compared the Fund’s expenses relative to its peer group and discussed realized and potential economies of scale. The Trustees also reviewed the structure of the Fund’s management fee and whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders). The Trustees noted that the Fund’s management fee structure did not contain any breakpoint reductions as the Fund’s assets grow in size, but that the Adviser had provided information to the Trustees concerning the future circumstances that may warrant a breakpoint in the fee structure. With respect to the Adviser’s fee structure and any applicable expense waivers, the Trustees concluded that the current fee structure was reasonable and reflects a sharing of economies of scale between the Adviser and the Fund at the Fund’s current asset level.

5.	BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND.

The Trustees considered the direct and indirect benefits that could be realized by the Adviser from its association with the Fund, including the Adviser’s summary of “fall-out” benefits. The Trustees examined the brokerage and commissions of the Adviser with respect to the Fund. The Trustees concluded that the benefits the Adviser may receive, such as greater name recognition, growth in separate account management services or increased ability to obtain research or brokerage services, appear to be reasonable and, in many cases, may benefit the Fund through growth in assets.

CONCLUSIONS

The Trustees considered all of the foregoing factors. In considering the renewal of the Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances. Based on this review, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Agreement with the Fund as being in the best interests of the Fund and its shareholders.

Snow Capital Opportunity Fund

Additional Information

(Unaudited)

Tax Information

The Fund designates 100.00% of its ordinary income distribution for the year ended February 28, 2010 as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended February 28, 2010, 100.00% of the dividends paid from net ordinary income qualify for the dividends received deduction available to corporate shareholders.

Indemnification

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1-877-SNOWFND (877-766-9363).

Snow Capital Opportunity Fund

Additional Information (Continued)

(Unaudited)

Independent Trustees

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Trust Overseen by Trustee	Other Directorships Held by Trustee
Dr. Michael D. Akers 615 E. Michigan St. Milwaukee, WI 53202 Age: 55	Trustee	Indefinite Term; Since August 22, 2001	Professor and Chair of Accounting (2004–present); Associate Professor of Accounting, Marquette University (1996–2004).	26	Independent Trustee, USA MUTUALS (an open-end investment company with two portfolios).

Gary A. Drska 615 E. Michigan St. Milwaukee, WI 53202 Age: 53	Trustee	Indefinite Term; Since August 22, 2001	Captain, Midwest Airlines, Inc. (airline company) (1986–present); Director, Flight Standards & Training (1990–1999).	26	Independent Trustee, USA MUTUALS (an open-end investment company with two portfolios).
Jonas B. Siegel 615 E. Michigan St. Milwaukee, WI 53202 Age: 67	Trustee	Indefinite Term; Since October 23, 2009	Managing Director, Chief Administrative Officer (“CAO”) and Chief Compliance Officer (“CCO”), Granite Capital International Group, L.P. (an investment management firm) (1994–present); Vice President, Secretary, Treasurer and CCO of Granum Series Trust (an open-end investment company) (1997–2007); President, CAO and CCO, Granum Securities, LLC (a broker-dealer) (1997–2007).	26	None.

Snow Capital Opportunity Fund

Additional Information (Continued)

(Unaudited)

Interested Trustee and Officers

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Trust Overseen by Trustee	Other Directorships Held by Trustee
Joseph C. Neuberger(1) 615 E. Michigan St. Milwaukee, WI 53202 Age: 48	Chairperson, President, and Trustee	Indefinite Term; Since August 22, 2001	Executive Vice President, U.S. Bancorp Fund Services, LLC (1994–present).	26	Trustee, Buffalo Funds (an open-end investment company with ten portfolios); Trustee, USA MUTUALS (an open-end investment company with two portfolios).

John Buckel 615 E. Michigan St. Milwaukee, WI 53202 Age: 53	Vice President, Treasurer and Principal Accounting Officer	Indefinite Term; Since January 10, 2008 (Vice President); Since September 10, 2008 (Treasurer)	Mutual Fund Administrator, U.S. Bancorp Fund Services, LLC (2004–present); UMB Investment Services Group (2000–2004).	N/A	N/A

Kristin M. Cuene 615 E. Michigan St. Milwaukee, WI 53202 Age: 50	Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite Term; Since January 23, 2009 (CCO); Since January 18, 2010 (AML Officer)	Attorney, Chief Compliance Officer, U.S. Bancorp Fund Services, LLC (2008–present); Attorney, Investment Management, Quarles & Brady, LLP (2007–2008); Student, University of Pennsylvania (2004–2007).	N/A	N/A

Rachel A. Spearo 615 E. Michigan St. Milwaukee, WI 53202 Age: 31	Secretary	Indefinite Term; Since November 15, 2005	Vice President and Legal Compliance Officer, U.S. Bancorp Fund Services, LLC (2004–present).	N/A	N/A

Snow Capital Opportunity Fund

Additional Information (Continued)

(Unaudited)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Trust Overseen by Trustee	Other Directorships Held by Trustee
Jennifer A. Lima 615 E. Michigan St. Milwaukee, WI 53202 Age: 36	Assistant Treasurer	Indefinite Term; Since January 10, 2008	Mutual Fund Administrator, U.S. Bancorp Fund Services LLC (2002–present).	N/A	N/A
(1)	Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

A NOTE ON FORWARD LOOKING STATEMENTS

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Securities Litigation Reform Act of 1995. These include any Adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the Adviser’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the Adviser or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION

The Fund has adopted proxy voting policies and procedures that delegate to the Adviser, the authority to vote proxies. A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at
1-877-SNOWFND (877-766-9363). A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-877-SNOWFND (877-766-9363), or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Fund files the schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

SNOW CAPITAL OPPORTUNITY FUND

Investment Adviser

Snow Capital Management L.P.

2100 Georgetowne Drive, Suite 400

Sewickley, Pennsylvania 15143

Legal Counsel

Godfrey & Kahn, S.C.

780 North Water Street

Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

555 East Wells Street

Milwaukee, Wisconsin 53202

Transfer Agent, Fund Accountant and Fund Administrator

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

Custodian

U.S. Bank, N.A.

Custody Operations

1555 North RiverCenter Drive, Suite 302

Milwaukee, Wisconsin 53212

Distributor

Quasar Distributors, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)

The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to previous Form N-CSR filed May 6, 2009.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Trust for Professional Managers

By (Signature and Title)	/s/ Joseph Neuberger

Joseph Neuberger, President

Date	11/4/10

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Joseph Neuberger

Joseph Neuberger, President

Date	11/4/10

By (Signature and Title)	/s/ John Buckel

John Buckel, Treasurer

Date	11/4/10